Exhibit 99.1
Old National Bancorp Investment Thesis Financial Data as of 6-30-13 Dated: August 5, 2013
Old National Bancorp Investment Thesis Executive Summary Slides 2 to 10 Financial Data as of 6-30-13 Dated: August 5, 2013
Disclosures Forward-Looking Statement This Investment Thesis contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations), ability of Old National to execute its business plan and satisfy the items addressed in Old National's Consent Order with the Office of the Comptroller of the Currency, changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, failure to adhere to or significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this Investment Thesis and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this Investment Thesis, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this Investment Thesis. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.
Why Old National Bancorp? Focused on driving core net income Conservative and consistently applied credit stance since before current cycle has led to strong credit quality No subprime business Lending to clients we know in our footprint Transforming footprint to higher-growth markets Commitment to providing long-term shareholder value Strategic decisions valued for long-term potential Strong capital, excess liquidity provide flexibility for future acquisition opportunities Continued opportunities on expenses Commitment to communities within our footprint 93,103 associate volunteer hours in 2012
Commitment to Excellence Commitment to Excellence ETHISPHERE 2013

Corporate Summary

MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions)	
Headquarters	Evansville, Indiana
Stock Exchange/Symbol	NYSE: ONB[1]
Market Capitalization @ 7-26-13	$1.5 billion
Current Quarterly Cash Dividend	$.10
Cash Dividend Yield @ 7-26-13	2.8%
Book Value Per Common Share @ 6-30-13	$11.57
Price @ 7-26-13 / 2013 Consensus Estimate	14.6x
Institutional Ownership @ 3-31-13	64.1%
YTD 7-26-13 Average Trading Volume	414,321 shares

FINANCIAL DATA (at/for the quarter ended 6-30-13) ($ in millions)	
Total Assets	$9,641.1
Total Core Deposits (Excluding Brokered CDs)	$6,840.1
Return on Average Assets	1.18%
Return on Average Common Equity	9.51%
Net Interest Margin	3.97%
Efficiency Ratio	66.52%
Tangible Common Equity Ratio[2]	8.65%
Trust Assets Under Management	$5,276.5

Investor Inquiries:

Lynell J. Walton, CPA

SVP – Director of Investor Relations

812-464-1366 lynell.walton@oldnational.com

COMPANY DESCRIPTION

>Old National Bancorp (NYSE: ONB) is the largest financial services bank holding company headquartered in the state of Indiana, with corporate offices in Evansville, Ill
- -194 financial centers and 183 ATM's (at 7-26-13) located throughout Indiana, Western Kentucky, Southern Illinois and Southwest Michigan
- -ONB also owns one of the largest independent insurance agencies headquartered in the state of Indiana and the 11th largest bank-owned insurance agency in the country

>Focused on true community banking, ONB provides a full range of traditional financial services to both retail and small business clients, including cash management, wealth management, leasing, investment services, capital markets and insurance

>Since late 2004, ONB has been guided by three strategic imperatives
- -Strengthen the Risk Profile
  - >Early identification and aggressive resolution of deteriorating credits
  - >Proactive risk management
- -Enhance Management Discipline
  - >Disciplined pricing of loans and deposits using market share presence
  - >Optimize balance sheet
  - >Hold managers accountable for their results
- -Achieve Consistent Quality Earnings
  - >Targeting 6% to 8% annual earnings per share growth

TOP 10 Institutional Holders (3-31-13 13F Filings)	Shares Held (in 000s)	% Ownership
BlackRock Fund Advisors	7,912.6	7.81
The Vanguard Group, Inc.	5,881.9	5.80
Heartland Advisors, Inc.	4,239.4	4.18
State Street Global Advisors	3,573.1	3.52
NFJ Investment Group, LLC	3,497.1	3.45
Dimensional Fund Advisors, L.P.	2,542.3	2.51
Forest Hill Capital, LLC	2,167.8	2.14
Jacobs Asset Management, LLC	1,690.1	1.67
Northern Trust Investments, Inc.	1,682.8	1.66
Victory Capital Management, Inc.	1,590.2	1.57

[1] Old National's common stock will trade on The NASDAQ Stock Market effective August 14, 2013

[2] Non-GAAP financial measure – refer to Appendix for reconciliation

6
The Old National Landscape The Old National Landscape MSA Market Rank Deposit Market Share Bloomington, IN 1 22.2% Central City, KY 1 40.0% Danville, IL 1 16.1% Evansville, IN-KY 1 31.5% North Vernon, IN 1 37.7% Columbus, IN 2 26.4% Jasper, IN 2 25.2% Seymour, IN 2 26.3% Terre Haute, IN 2 14.5% Vincennes, IN 2 26.6% Washington, IN 2 30.5%
Deposit / Unemployment Distribution Deposit / Unemployment Distribution 43.9% / 8.1% .6% / 8.5% 1.9% / 9.0% 0% / 9.9% 40.7% / 8.5% 12.9% / 8.1% % of ONB's Indiana deposits1 / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics June 2013 Unemployment: Indiana = 8.4% Illinois = 9.2% Kentucky = 8.4% Ohio = 7.2% Michigan = 8.7% USA = 7.6% 1 Based on 6-30-12 FDIC Summary of Deposits 79% of ONB deposits1 are in Indiana-majority are in regions with lowest unemployment
Our Indiana Footprint Economic Vital Signs Indicator Outlook Latest Statistics (June 2013) Latest Statistics (June 2013) Trend (YOY change from Jun. 2012) Jobs Nonfarm Employment* Unemployed* 2,946,000 264,700 Jobs increased 40,600 Unemployment rate remained 8.4% (Jun. 2013 rate was 8.4%) Unemployment Insurance Claims Initial Claims Weeks Claimed 20,895 190,458 Initial claims decreased 17.7% Weeks claimed decreased 4.2% Predictive Index Leading Index for Indiana (LII) (July 2013) 100.9 At 100.9 the LII is up .2 points from June LII of 100.7 Home Sales Units Sold Median Home Price 22,130 $125,900 The number of home sales increased 17.7% The median sale price increased 4.9% Regional Spending Net Sales Tax Collected $600.7 MM Sales tax collections have increased 3.4% Local Indiana HQ Stock Performance Price Change during 2Q13 CMI: (-2.11%) LLY: (-11.39%) NI: (-2.16%) SPG: (-1.05%) STLD: (-1.04%) WLP: 21.07% ZMH: (-0.17%) Stock prices have decreased as macro concerns have weighed on the market * Preliminary Strong Stable or Mixed Decline Sources: US Bureau of Labor Statistics, US Dept. of Labor, Stats Indiana, Indiana Association of Realtors, Yahoo Finance, IN Dept. of Revenue
Indiana's Economic Achievements "AAA" Credit Rating - Fitch, Moody's and Standard and Poor 2nd Most Competitive State - Site Selection Magazine 3rd Best U.S. State for Manufacturing Jobs - CNBC 5th Best State for Business - CEO Magazine 8th Fastest Growing State Economy - USA Today 200 new manufacturing jobs created - Toyota Motor Manufacturing Indiana, Inc.
Second Quarter 2013 Highlights Net income of $28.5 million, or $.28 per share 4.7% increase over $27.2 million, or $.29 per share1, in 2Q12 18.9% increase over $23.9 million, or $.24 per share, in 1Q13 Highlights of current quarter $94.4 million, or 7.2% growth in end of period commercial loans over 1Q13 Excluding covered and acquired loans Improvement in core portfolio credit trends Positive momentum in expense management Branch optimization 1 Earnings per share comparisons impacted by the 6.6 million shares of common stock issued in 3Q12 for the acquisition of Indiana Community Bancorp
Old National Bancorp Investment Thesis Financial Data as of 6-30-13 Dated: August 5, 2013
Pre-Tax, Pre-Provision Income1 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation $ in millions $34.3 $33.1 13.6% increase
FTE and Asset Change Acquired Monroe Bancorp 1-1-11 FDIC acquisition of Integra Bank 7-29-11 Acquired IN Community Bancorp 9-15-12 $ in millions 20% increase in total assets with a corresponding 8% decrease in FTE
Net Interest Margin1 1 Fully taxable equivalent basis 3.67% 3.96% 4.20% 2 ONB Core includes contractual interest income of Monroe, Integra and IN Community loans 2 4.20% 4.26% 4.09% 4.34% Earning assets reflect purchased assets, net of discount
Asset/Liability/Revenue Composition *Consumer Loans consist of 20% direct, 48% indirect and 32% HELOC. Period-End 6-30-13 Second Quarter 2013 Assets Liabilities Total Revenues, excluding Securities Gains *Other Income includes 1.3% for Mortgage Banking Revenue, 1.3% for Company-Owned Life Insurance, 3.3% for Investment Product Fees and 4.1% for Other Income
Average Loan Trends $ in millions - Quarterly averages - excludes residential loans and leases held for sale 1 1 Includes both covered and non-covered loans 2Q12 to 2Q13 increase of $375.1 million, or 9.1%, in average ONB Core loans
Commercial Loans $ in millions 20.8% increase in quarterly production 1Q13 to 2Q13 $94.4 million growth 1Q13 to 2Q13 Largest commercial loan growth since 4Q08 1 End of period - excludes covered loans
Loan Portfolio at June 30, 2013 Commercial $1,409.5 Commercial Real Estate 1,198.0 Consumer 650.1 Residential Mortgage 1,413.2 HELOC 242.0 Covered Loans (Integra) 288.6 Total Loans $5,201.4 $39.3 Comml, $130.7 CRE, $86.6 HELOC, $32.0 Resi Mortg $ in millions - period-end balances vs. quarterly average balances as shown on slide 10
Conservative Lending Limits/Risk Grades Borrower1 Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 - Investment Grade $30 1 - Minimal Risk $25 2 - Modest Risk $25 3 - Average Risk $20 4 - Monitor $15 5 - Weak Monitor $10 6 - Watch $7.5 7 - Criticized (Special Mention) $5 In-house lending limits conservative relative to ONB's legal lending limit at 6-30-13 of $116.8 million per borrower 1Includes entire relationship with borrower Borrower1 Asset Quality Rating (Risk Grades) 8 - Classified (Problem) 9 - Nonaccrual
Quick Home Refi (QHR) Product Statistics Term 10 years 26% 15 years 36% 20 years 15% 25 years 7% 30 years 16% Based on June 30, 2013 portfolio data Portfolio Statistics Average loan outstanding $77,333 Average yield of closed loans 3.88% Average Credit Score 779 Average FICO 303 Average debt to income 20% Average loan to value 60% Term 10 years 26% 15 years 36% 20 years 19% 25 years 5% 30 years 13% Production 3-31-13 to 6-30-13 Average loan outstanding $86,300 Average yield of closed loans 3.56% Average Credit Score 782 Average FICO 308 Average debt to income 20% Average loan to value 60% Portfolio balance as of June 30, 2013 = $657 million
Loan Concentrations - Excluding Covered Loans At 6-30-13 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio
Purchased Impaired Loans $ in millions Monroe Bancorp Integra Bank Indiana Community Bancorp Post acquisition data is cumulative
Credit Quality - Net Charge-Offs $5.2 $4.9 $5.0 $1.8 $ in millions $.8 $.2 $3.0 $1.1 ($.5) $.4 $1.2 $.9 $.7 1 Includes both covered and non-covered loans 1 ONB Consolidated 0.56% 0.40% 0.71% 0.36% 0.13% 0.03% 0.17% 0.17% 0.04% $.5 $.6 ($.8) $.0 $.4 Full-year 2012 = 0.17%
Credit Quality - Excluding Covered Loans 1 Does not reflect impact of $14.5 million remaining loan discount on Monroe's loan portfolio or the $49.6 million loan discount on Indiana Community's loan portfolio
Credit Quality - ALLL and Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary At June 30, 2013 ONB Legacy Monroe Integra IN Community Total Allowance for Loan Losses (ALLL) $40.4 $3.4 $5.5 $0 $49.3 Loan Mark N/A 14.5 118.5 49.6 182.6 Total ALLL/Mark $40.4 $17.9 $124.0 $49.6 $231.9 Pre-Mark Loan Balance $4,279.0 $275.0 $441.1 $388.8 $5,383.9 ALLL/Pre-Mark Loan Balance 0.94% 1.23% 1.25% N/A 0.92% Mark/Pre-Mark Loan Balance N/A 5.27% 26.86% 12.76% 3.39% Combined ALLL & Mark/Pre-Mark Loan Balance1 0.94% 6.51% 28.11% 12.76% 4.31% $ in millions 1 Non-GAAP financial measure which management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage N/A = not applicable
Covered Assets Grades 1 through 6 $179.5 $160.4 $147.0 $111.4 $108.1 $89.1 Criticized - Grade 7 20.2 16.2 14.3 9.3 14.2 14.0 Classified - Grade 8 27.5 23.3 24.7 17.6 15.7 6.6 Nonaccrual - Grade 9 158.5 137.7 120.6 100.1 62.0 60.3 Retail Loans 162.9 151.7 142.2 133.9 126.4 118.6 Total Covered Loans $548.6 $489.3 $448.8 $372.3 $326.4 $288.6 Other Real Estate Owned $24.7 $22.2 $28.8 $26.1 $26.1 $23.1 $ in millions - period-end balances vs. quarterly average balances as shown on slide 10 Refer to Appendix for ONB Risk Grade Table Mar. 31, 2012 Jun. 30, 2012 Sept. 30, 2012 Dec. 31, 2012 Mar. 31, 2013 Jun. 30, 2013 Loans 90+ Days & Over $.8 $.6 $.1 $- $- $- *Covered loans shown net of $118.5 million discount Commercial Loans *On this portfolio of covered loans, the FDIC will reimburse Old National for 80% of the losses up to $275.0 million, 0% of losses from $275.0 million up to $467.2 million and 80% of losses in excess of $467.2 million.
Credit Quality - Excluding Covered Loans Peer Group data per SNL Financial See Appendix for definition of Peer Group 1As a % of end of period total loans
Credit Quality - Excludes Covered Loans 30+ Day Delinquent Loans 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Commercial .35% .51% .29% .16% .24% .16% .27% .15% .07% Commercial Real Estate .19% .34% .78% .25% .19% .38% .35% .26% .16% First Mortgage Residential Real Estate 1.03% .82% .99% .71% .73% 1.27% 1.24% .86% .77% Home Equity Lines Of Credit .17% .24% .44% .21% .28% .35% .38% .61% .30% All Other Consumer Loans 1.28% 1.26% 1.55% .98% 1.01% 1.12% 1.15% .83% .92% Loan Type as a % of Total Uncovered Loans 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Commercial 30.8% 30.1% 29.4% 28.7% 28.5% 26.9% 27.6% 27.4% 28.7% Commercial real Estate 28.4% 27.2% 25.8% 24.9% 24.6% 26.9% 26.0% 25.6% 24.4% First Mortgage Residential Real Estate 19.4% 21.0% 24.1% 25.8% 26.6% 26.8% 27.7% 28.5% 28.8% Home Equity Lines of Credit 6.2% 5.4% 5.2% 5.0% 4.9% 5.5% 5.2% 5.1% 4.9% All Other Consumer Loans 15.2% 16.3% 15.5% 15.6% 15.4% 13.9% 13.5% 13.4% 13.2% 30+ Day Delinquent Loans Specific Segment Overview (As a % of End of Period Total Loans)
$ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
$ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
$ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
Shared National Credits - Excludes Covered Loans ($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Count (#)* 7 7 7 7 7 7 7 7 Total exposure $70.5 $65.0 $64.5 $63.8 $63.3 $70.0 $70.0 $70.0 Dollar outstanding $22.9 $19.1 $18.0 $22.1 $23.1 $20.8 $20.0 $19.3 Largest exposure $15.0 $10.0 $10.0 $10.0 $10.0 $20.0 $20.0 $20.0 Weighted average risk grade** 1.9 1.8 1.6 1.6 1.6 1.5 1.5 1.5 *All but one in Indiana, Kentucky or Illinois **ONB's risk grade scale is 0 (investment grade) to 9 (nonaccrual)
Investment Portfolio ($ in millions) Book Value Mar. 31, 2013 Book Value Jun. 30, 2013 Market Value* Mar. 31, 2013 Market Value* Jun. 30, 2013 Market Value $ Change Federal National Mortgage Association $424.0 $388.9 Federal Home Loan Mortgage Corporation 138.8 133.0 Federal Farm Credit Bank 28.9 34.3 Federal Farmer Mac -0- -0- Subtotal U.S. Government Agencies-Senior Debentures $576.8 $561.1 $591.7 $556.2 ($35.5) U.S. Treasury $11.2 $14.2 $11.6 $14.4 $2.8 Issued or guaranteed by FNMA, FHLMC, GNMA $1,542.5 $1,427.8 $1,572.7 $1,438.5 Nonagency guaranteed 27.3 $19.6 28.0 $20.4 Subtotal Mortgage Backed Securities $1,569.8 $1,447.4 $1,600.7 $1,458.9 ($141.8) Trust Preferred 35.8 $35.8 20.3 $20.7 Other Corporate 134.3 $134.1 143.6 $137.3 Subtotal Corporate Securities $170.1 $169.9 $163.9 $158.0 ($5.9) Municipal Securities - Taxable $239.6 $243.9 $259.5 $254.0 ($5.5) Municipal Securities - Tax Exempt $569.2 $594.9 $589.5 $582.0 ($7.5) Other Securities $92.8 $95.5 $92.8 $95.5 $2.7 Totals $3,229.5 $3,126.9 $3,309.7 $3,119.0 ($190.7) *Includes market value for both available for sale and held to maturity securities
Investment Portfolio Purchases 2Q131 2Q13 Purchases- Book Value Treasuries $2,999,973 Agencies 13,013,959 Pools 5,352,126 CMOs 103,595,121 Municipals 41,111,554 Corporates 10,207,104 ABS 9,467,344 Total $185,747,181 1 Data as of June 30, 2013, for purchases made throughout 2Q13
Other Classified Assets ($ in millions) Book Value Mar. 31, 2013 Book Value Jun. 30, 2013 Market Value Mar. 31, 2013 Market Value Jun. 30, 2013 Corporate Bonds $8.0 $8.0 $7.6 $7.5 Pooled Trust Preferred Securities $23.1 $23.0 $8.6 $9.2 Non-Agency Mortgage Backed Securities $24.6 $17.3 $25.2 $18.0 Other $1.3 $1.3 $1.3 $1.3 Totals $57.0 $49.6 $42.7 $36.0
Securities with OTTI *Lowest credit rating provided by any nationally recognized credit rating agency. ($ in thousands) Vintage Lowest Credit Rating* Book Value at Jun. 30, 2013 YTD OTTI 2Q13 OTTI Life to Date BAFC Ser 4 2007 CCC $10,753 $- $441 CWALT Ser 73CB (security sold 2Q13) 2005 - 441 CWALT Ser 73CB (security sold 2Q13) 2005 - 644 CWHL 2006-10 (security sold 1Q11) 2006 - 1,071 CWHL 2005-20 2005 - 111 FHASI Ser 4 (security sold 3Q12) 2007 - 1,192 HALO Ser 1R (security sold 3Q12) 2006 - 149 RFMSI Ser S9 (security sold 4Q10) 2006 - 2,803 RFMSI Ser S10 2006 D 2,850 668 RALI QS2 (security sold 4Q10) 2006 - 1,017 RAST A9 (security sold 3Q12) 2004 - 142 RFMSI S1 (security sold 2Q12) 2006 - 206 Totals Non-Agency Mortgage Backed Securities $13,603 $- $8,885 TROPC (security sold 4Q12) 2003 $- $4,849 MM Community Funding IX 2003 CC 2,067 2,777 Reg Div Funding 2004 D 4,012 5,685 PRETSL XII 2003 C 2,696 1,897 PRETSL XV (security sold 1Q13) 2004 - 3,374 Reg Div Funding (security written down 4Q12) 2005 - 4,078 Totals Pooled Trust Preferred Securities $8,775 $22,660 Grand Totals $22,378 $- $31,545
Municipal Bond Portfolio by State Based on book value at 6-30-13 Illinois exposure consists of 26 bonds representing 1.2% of entire municipal portfolio
CD Maturity Schedule Bucket Amount ($ in 000's) Rate 0-30 days 96,449 2.10% 31-60 days 113,255 2.52% 61-90 days 83,701 1.82% 91-120 days 47,956 1.39% 121-150 days 55,138 1.42% 151-180 days 46,634 0.66% 181-210 days 46,185 1.39% 211-240 days 26,946 0.57% 241-270 days 35,974 0.65% 271-300 days 31,854 0.70% 301-330 days 27,089 0.70% 331-365 days 26,431 0.70% 1-2 years 224,980 1.15% 2-3 years 103,668 2.02% 3-4 years 111,600 3.67% 4-5 years 18,363 1.63% Over 5 years 25,780 1.87% Represents CD maturities at June 30, 2013
Tangible Common Book Value1 Acquired Monroe Bancorp 1-1-11 FDIC acquisition of Integra Bank 7-29-11 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Acquired IN Community Bancorp 9-15-12 Old National Bancorp purchased 500,000 shares of ONB stock on the open market during 2Q13
Interest Rate Sensitivity 2-year cumulative impact on Net Interest Income Comparison to Flat Rates at 6/30/13 1Bank of America values are estimates Forward Yield Curve Forward Yield Curve June 30, 2013 % Change Without Bank of America 1.67% With Bank of America1 1.82% Parallel 200 bps Shock Parallel 200 bps Shock June 30, 2013 % Change Without Bank of America (5.18)% With Bank of America1 (2.31)%
Interest Rate Sensitivity Less asset sensitive than June 2012 (end of period) $286 million growth in residential real estate since 2Q12 $398.2 million growth in investments since 2Q12 Actions taken or pending Investment portfolio declined $177.8 million compared to end of period 1Q13 Since November 2012, selling 20- and 30-year residential mortgage portfolio Forward starting fixed rate interest rate swap Evaluating mortgage whole loan sales and additional bond transactions
Capital Ratios Tangible Common Equity - 3/31/2013 $834.2 2Q Earnings 28.5 2Q Share Repurchase (6.5) 2Q Dividend (10.1) Changes in OCI - Securities (46.5) Changes in OCI - Other 1.9 Changes in Goodwill & Intangibles 1.1 Tangible Common Equity - 6/30/2013 $802.6 Peer Group data per SNL Financial See Appendix for definition of Peer Group $ in millions
Capital Ratios Peer Group data per SNL Financial See Appendix for definition of Peer Group
M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process
M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved
Transforming Old National's Landscape1 Shifting to higher-growth markets from lower- growth markets Entry and fill-in of existing higher-growth markets through strategic acquisitions Acquired 175 branches Sale or consolidations in lower-growth, non-core markets Consolidated 103 branches + 18 pending Sold 19 branches 1 2004 to July 29, 2013
Transforming Old National's Landscape Returned to community bank model 2004 2005 Sold non- strategic market - Clarksville, TN - 5 branches 2006 Sold non- strategic market - O'Fallon, IL - 1 branch 2007 2008 2009 2010 2011 2012 2013 Acquired St. Joseph Capital - entry into Northern IN market Acquired 65 Charter One branches throughout Indiana Acquired Monroe Bancorp - Enhanced Bloomington, IN presence Acquired IN Community - entry into Columbus, IN FDIC-assisted acquisition of Integra Bank Sold non- strategic market - Chicago- area - 4 branches Consolidation of 21 branches Acquired 24 BofA branches Consolidation of 2 branches Consolidation of 8 branches Consolidation of 1 branch Consolidation of 10 branches Consolidation of 12 branches Consolidation of 44 branches Consolidation of 5 branches Sold 9 branches Announced consolidation of 18 branches 175 Purchased 19 Sold 103 + 18 pending Consolidations
Transforming Old National's Landscape 2004 2013 2013 2013
ONB Acquired Monroe Bancorp Transaction closed 1-1-11 Provides #1 market share in Monroe County (Bloomington, Indiana) Home to Indiana University Market has above-average growth rates and lower unemployment vs. state of Indiana Systems conversion occurred 5-14-11 Balance sheet acquired1 $419.4 million in total loans $574.0 million in total deposits 15 branch locations Consolidated 6 locations at conversion date 203 associates 1Balances at 3-31-11
FDIC Acquisition of Integra Bank, NA Transaction Due Diligence Financial Impact Capital Closing / Conversion Purchased $1.8 billion in assets1 and assumed $1.8 billion of liabilities2 from the FDIC as receiver of Integra Bank, NA, Evansville, IN Approximately $.7 billion in loans covered by FDIC loss share agreement 80 / 20 loss share agreement with the FDIC subject to certain thresholds Assets discount bid = 9.74% of covered assets 1.00% core deposit premium Conducted multiple due diligences Gleaned valuable knowledge of FDIC process from other financial institutions Utilized third-party expertise Immediately accretive to EPS in 2011, excluding one-time charges of $11.1 million Expected 2012 EPS accretion $.20 to $.25 per share Expected cost saves of 75% Exceeds internal rate of return targets Pro forma efficiency ratio to mid 60's% in 2012 Create goodwill of $16.9 million No additional capital raise needed All regulatory approvals were received Transaction closed July 29, 2011 System conversion December 9, 2011 1 Including fair value of $.8 billion in loans and other real estate owned, $.5 billion of marketable securities and $.3 billion of cash and cash equivalents 2 Including approximately $1.4 billion in customer deposits - no brokered deposits were assumed
ONB Acquired Indiana Community Transaction Due Diligence Financial Impact Capital TARP Repayment Acceptable Risk Profile Closing Consideration: 100% stock transaction at an exchange ratio of 1.9455, resulting in 6.6 million shares issued Deal value = $88.5 million based on average ONB closing price of $13.356 Tangible premium/core deposits (deposits less jumbo CDs) of .23% Price to tangible book of 101.4% Comprehensive review of all operations and business lines Extensive credit review Obtained in-depth look at culture Expected EPS accretion of more than $.06 to $.08 per share in first full year, excluding one- time charges of approximately $14 to $15 million Expected cost saves of over 35% Exceeds internal IRR hurdle Loan mark estimated at $85.1 million, or 14.6% of total loans Created goodwill of $86.2 million No additional capital raise needed INCB redeemed TARP prior to closing Strong cultural fit Transaction closed and system converted weekend of September 15, 2012
ONB Acquired 24 Bank of America Branches 24 full-service branches 4 in Northern Indiana 20 in Southwest Michigan Total deposits of $575 million1 Total loans of $5 million1 2014 accretion of $.03 to $.05 per share One-time acquisition/conversion costs of $5.0 million Transaction closed July 12, 2013 1 Deposit and loan balances as of July 9, 2013
Old National Bancorp Appendix
Committed to Strong Corporate Governance Stock ownership guidelines have been established for named executive officers as follows: As of December 31, 2012, each named executive officer has met their stock ownership requirement Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares
Executive Compensation Tied to long term shareholder value: Short Term Incentive Plan (CEO, CFO, Chief Legal Counsel) Short Term Incentive Plan (CEO, CFO, Chief Legal Counsel) Performance Measure Weight Corporate Net Income 70% Net Charge-Offs 15% Efficiency Ratio 15% Long Term Incentive Plan (CFO,CBA, CCO, Chief Legal Counsel) Long Term Incentive Plan (CFO,CBA, CCO, Chief Legal Counsel) Performance Measure Weight Performance-based 75% Service-based 25% Short Term Incentive Plan (CBA, CCO) Short Term Incentive Plan (CBA, CCO) Performance Measure Weight Corporate Net Income 20% Banking Budgeted Margin 50% Net Charge-Off Ratio 15% Efficiency Ratio 15% Long Term Incentive Plan (CEO) Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100%
Non-GAAP Reconciliations ($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Total Revenues $105.9 $119.9 $125.7 $123.4 $124.5 $115.0 $135.6 $125.4 $125.4 Less: Provision for Loan Losses (3.2) .1 (1.0) (2.1) (.4) (.4) (2.2) (.8) 3.7 Less: Noninterest Expense (79.8) (95.2) (93.7) (91.3) (86.0) (89.0) (99.4) (90.2) (86.9) Pre-tax Income $22.9 $24.8 $31.0 $30.1 38.1 25.6 34.0 34.4 42.2 Add: Provision for Loan Losses 3.2 (.1) 1.0 2.1 .4 .4 2.2 .8 (3.7) Pre-Tax, Pre-Provision Income1 $26.1 $24.7 $32.0 32.1 38.5 26.0 36.2 35.2 38.5 Less: Securities Gains/Losses (.5) (2.9) (2.8) (.5) (6.2) (2.7) (4.2) (1.0) (1.8) Add: Merger and Integration Expenses 2.2 6.8 5.2 .8 .8 4.9 2.0 .1 .9 Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses1 $27.8 $28.6 $34.4 $32.4 $33.1 $28.2 $34.0 $34.3 $37.6 9.6% 13.6% .7% -%

Non-GAAP Reconciliations

(end of period balances- $ in millions)	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13
Total Shareholders' Equity	$895.7	$878.8	$984.0	$1,008.3	$1,027.7	$1,033.6	$1,050.4	$1,073.7	$1,186.8	$1,194.6	$1,199.7	$1,167.0
Deduct: Goodwill and Intangible Assets	(195.6)	(194.1)	(271.0)	(270.4)	(302.3)	(286.8)	(284.8)	(283.4)	(371.2)	(368.0)	(365.5)	(364.4)
Tangible Shareholders' Equity	700.1	684.7	713.0	737.8	725.4	746.8	765.6	790.3	815.6	826.5	834.2	$802.6
Deduct: Preferred Stock	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Tangible Common Shareholders' Equity	$700.1	$684.7	$713.0	$737.8	$725.4	$746.8	$765.6	$790.3	$815.6	$826.5	$834.2	$802.6
Total Assets	$7,506.1	$7,263.9	$8,085.3	$8,018.8	$8,932.7	$8,609.7	$8,581.1	$8,689.6	$9,383.0	$9,543.6	$9,673.7	$9,641.1
Add: Trust Overdrafts	.1	.5	.1	.4	.4	.6	.1	.1	1.7	.1	.2	.1
Deduct: Goodwill and Intangible Assets	(195.6)	(194.1)	(271.0)	(270.4)	(302.3)	(286.8)	(284.8)	(283.4)	(371.2)	(368.0)	(365.5)	(364.4)
Tangible Assets	$7,310.6	$7,070.3	$7,814.4	$7,748.8	$8,630.8	$8,323.5	$8,296.4	$8,406.2	$9,013.6	$9,175.7	$9,308.4	$9,276.7
Tangible Equity to Tangible Assets	9.58%	9.68%	9.12%	9.52%	8.40%	8.97%	9.23%	9.40%	9.05%	9.01%	8.96%	8.65%
Tangible Common Equity to Tangible Assets	9.58%	9.68%	9.12%	9.52%	8.40%	8.97%	9.23%	9.40%	9.05%	9.01%	8.96%	8.65%

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Non-GAAP Reconciliations (end of period balances- $ in millions) 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Total Shareholders' Equity $895.7 $878.8 $984.0 $1,008.3 $1,027.7 $1,033.6 $1,050.4 $1,073.7 $1,186.8 $1,194.6 $1,199.7 $1,167.0 Deduct: Goodwill and Intangible Assets (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) (283.4) (371.2) (368.0) (365.5) (364.4) Tangible Shareholders' Equity $700.1 $684.7 $713.0 $737.8 $725.4 $746.8 $765.6 $790.3 $815.6 $826.5 $834.2 $802.6 Deduct: Preferred Stock -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- Tangible Common Shareholders' Equity $700.1 $684.7 $713.0 $737.8 $725.4 $746.8 $765.6 $790.3 $815.6 $826.5 $834.2 $802.6 Risk Weighted Assets $4,803.2 $4,720.9 $5,062.8 $4,978.4 $5,406.5 $5,163.5 $5,147.0 $5,099.8 $5,604.7 $5,604.9 $5,595.2 $5,640.7 Tangible Common Equity to Risk Weighted Assets 14.58% 14.50% 14.08% 14.82% 13.42% 14.46% 14.88% 15.50% 14.55% 14.75% 14.91% 14.23%
Non-GAAP Reconciliations ($ in thousands) Three Months Ended June 30, 2011 Three Months Ended Sept. 31, 2011 Three Months Ended Dec. 31, 2011 Three Months Ended Mar. 31, 2012 Three Months Ended June 30, 2012 Three Months Ended Sept. 30, 2012 Three Months Ended Dec. 31, 2012 Three Months Ended Mar. 31, 2013 Three Months Ended Jun. 30, 2013 Net Interest Income $62,319 $72,592 $76,595 $74,273 $75,973 $74,150 $84,361 $79,050 $79,191 Taxable Equivalent Adjustment 2,908 2,914 2,979 3,051 3,252 3,340 3,545 3,912 4,243 Net Interest Income - Taxable Equivalent $65,227 $75,506 $79,574 $77,324 $79,225 $77,490 $87,906 $82,962 $83,434 Average Earning Assets $7,116,897 $7,626,682 $7,573,917 $7,362,100 $7,440,566 $7,572,282 $8,093,291 $8,210,526 $8,406,635 Net Interest Margin 3.50% 3.81% 4.05% 4.04% 4.08% 3.92% 4.17% 3.85% 3.77% Net Interest Margin - Fully Taxable Equivalent 3.67% 3.96% 4.20% 4.20% 4.26% 4.09% 4.34% 4.04% 3.97%

ONB's Peer Group

Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

1st Source Corporation	SRCE	Heartland Financial USA, Inc.	HTLF
BancFirst Corporation	BANF	IBERIABANK Corporation	IBKC
BancorpSouth, Inc.	BXS	MB Financial, Inc.	MBFI
Bank of Hawaii Corporation	BOH	Park National Corporation	PRK
Chemical Financial Corporation	CHFC	Pinnacle Financial Partners, Inc.	PNFP
Commerce Bancshares, Inc.	CBSH	Prosperity Bancshares, Inc.	PB
Cullen/Frost Bankers, Inc.	CFR	Renasant Corp.	RNST
F.N.B. Corporation	FNB	S&T Bancorp, Inc.	STBA
First Commonwealth Financial Corporation	FCF	Susquehanna Bancshares, Inc.	SUSQ
First Financial Bancorp.	FFBC	Trustmark Corporation	TRMK
First Interstate BancSystem, Inc.	FIBK	UMB Financial Corporation	UMBF
First Merchants Corporation	FRME	United Bankshares, Inc.	UBSI
First Midwest Bancorp, Inc.	FMBI	Valley National Bancorp	VLY
FirstMerit Corporation	FMER	WesBanco, Inc.	WSBC
Fulton Financial	FULT	Wintrust Financial Corporation	WTFC
Glacier Bancorp, Inc.	GBCI		

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Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com